UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K

current report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 5, 2016

NEWBRIDGE BANCORP

(Exact Name of Registrant as Specified in Charter)

North Carolina	000-11448	56-1348147
State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

1501 Highwoods Boulevard, Suite 400, Greensboro North Carolina	27410
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (336) 369-0900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	Other Events

The purpose of this Current Report on Form 8-K is to update the joint proxy statement/prospectus (the “joint proxy statement/prospectus”) included in the Registration Statement on Form S-4, file No. 333-208064 (the “Registration Statement”), filed by Yadkin Financial Corporation, a North Carolina corporation (“Yadkin”), with the Securities and Exchange Commission (the “SEC”) and declared effective by the SEC on January 12, 2016, concerning the Agreement and Plan of Merger, dated as of October 12, 2015 (the “Merger Agreement”), by and among Yadkin, NewBridge Bancorp, a North Carolina corporation (“NewBridge”), and Navy Merger Sub Corp., a North Carolina corporation and a wholly owned subsidiary of Yadkin (“Merger Sub”). The joint proxy statement/prospectus was first mailed to the respective shareholders of Yadkin and NewBridge on or about January 13, 2016.

As disclosed in the joint proxy statement/prospectus, following the announcement of the execution of the Merger Agreement, three purported class action lawsuits relating to the Merger Agreement were filed on behalf of NewBridge shareholders in the Superior Court of the State of North Carolina, Guilford County, against NewBridge, members of the NewBridge board of directors, Yadkin and Merger Sub (the “Defendants”), which lawsuits were subsequently consolidated into a single class action currently pending in the General Court of Justice Superior Court Division, County of Guilford (the "Court"), captioned In re NewBridge Bancorp Shareholder Litigation, Case No. 15-CVS-9251(Master File); 15-CVS-10097, 15-CVS-10047 (the "Consolidated Action").

On February 5, 2016, the Defendants entered into a memorandum of understanding (the “Memorandum of Understanding”) with respect to a proposed settlement of the Consolidated Action, pursuant to which the parties have agreed, among other things, that NewBridge will make certain supplemental disclosures related to the proposed merger, all of which are set forth in the supplemental disclosures below. The supplemental disclosures to the joint proxy statement/prospectus should be read in conjunction with the joint proxy statement/prospectus, which should be read in its entirety. The information contained in this Current Report is incorporated by reference into the Registration Statement and the joint proxy statement/prospectus included therein.

The proposed settlement will not affect the timing of the respective special meetings of NewBridge and Yadkin, which are each scheduled to be held on February 23, 2016, or the amount of the consideration to be paid to NewBridge shareholders in connection with the proposed merger. The proposed settlement is not, and should not be construed as, an admission of wrongdoing or liability by any of the Defendants. The Defendants believe that no further disclosure is required to supplement the joint proxy statement/prospectus under applicable laws; however, the Defendants have agreed, pursuant to the terms of the proposed settlement, to make certain supplemental disclosures related to the proposed merger, all of which are set forth below in order to, among other things (1) eliminate the burden, inconvenience, expense, risk, and distraction of further litigation; and (ii) finally resolve and terminate all of the claims that were or could have been asserted against the Defendants in the litigation. Nothing in this Current Report or any settlement shall be deemed an admission of the legal necessity or materiality of any of the disclosures set forth herein. The parties have agreed to use their reasonable best efforts to obtain final approval of the proposed settlement and the dismissal of the Consolidated Action with prejudice. Subject to the allowance for reasonably appropriate and necessary confirmatory discovery by counsel to the plaintiffs, if any, the Memorandum of Understanding contemplates that the parties will enter into a definitive settlement agreement (“Stipulation”). The Stipulation will be subject to customary conditions, including court approval following notice to NewBridge’ shareholders. If the Stipulation is finally approved by the Court, the parties anticipate that it will resolve and release all claims pursuant to terms that will be disclosed to NewBridge shareholders prior to final approval of the settlement. In addition, in connection with the settlement, the parties contemplate that plaintiffs’ counsel in the Consolidated Action will file a petition in the Court for approval of attorneys’ fees and expenses to be paid by NewBridge or its successor. NewBridge or its successor will pay or cause to be paid any attorneys’ fees and expenses approved by the Court. There can be no assurance that the parties will ultimately enter into the Stipulation or that the Court will approve the settlement even if the parties were to enter into such Stipulation. In such event, the Memorandum of Understanding may be terminated.

SUPPLEMENTAL DISCLOSURES

We are making the following supplemental disclosures to the joint proxy statement/prospectus in connection with the proposed settlement of the Consolidated Action currently pending in the Court. The parties have entered into a memorandum of understanding to settle the Consolidated Action. Pursuant to the proposed settlement, we have agreed to provide the additional information set forth below. This supplemental information should be read in conjunction with the joint proxy statement/prospectus, which should be read in its entirety. Defined terms used but not defined herein have the meanings set forth in the joint proxy statement/prospectus, and all page references refer to pages of the joint proxy statement/prospectus.

The Merger—Background of the Merger

The joint proxy statement/prospectus is hereby amended and supplemented by replacing the second sentence of the last paragraph on page 48 of the joint proxy statement/prospectus with the following text:

Representatives of Sandler O’Neill were also present and in connection therewith, had prepared presentation materials which included a summary term sheet covering financial, corporate governance and employment proposals including honoring the terms of NewBridge's existing change-in-control agreements and a new employment agreement for Mr. Ridgill. That summary term sheet included a proposed 0.50 exchange ratio.

The joint proxy statement/prospectus is hereby amended and supplemented by inserting the following text after the third sentence of the third paragraph on page 49 of the joint proxy statement/prospectus with the following text:

These discussions included negotiations regarding Mr. Ridgill’s ongoing role in the combined company.

The joint proxy statement/prospectus is hereby amended and supplemented by replacing the third sentence of the fifth paragraph on page 49 of the joint proxy statement/prospectus with the following text:

The NewBridge Executive Committee reviewed and considered all of the terms of Yadkin’s letter of intent, including the exchange ratio range, Mr. Ridgill’s ongoing role in the combined company and that four NewBridge directors would serve on a fourteen member board of the combined company.

The joint proxy statement/prospectus is hereby amended and supplemented by replacing the first paragraph on page 50 of the joint proxy statement/prospectus with the following text:

Over the next several weeks, NewBridge representatives negotiated for an improvement in the exchange ratio range and, on September 4, 2015, Yadkin presented a revised letter of intent to NewBridge. The revised letter of intent provided for a fixed exchange ratio of 0.50 shares of Yadkin common stock for each share of NewBridge common stock, expressed Yadkin’s intent to pay a special cash dividend before closing of up to $0.51 per share to Yadkin shareholders, and further provided that prior to closing both companies would be permitted to continue to pay regular quarterly dividends at the current level. The revised letter also contemplated the retention of Mr. Ridgill to assist with the integration of the two companies and customary severance of 2.99x annual compensation in connection with a change-of-control of Yadkin and annual compensation of $1,000,000. NewBridge representatives continued to negotiate for enhanced Yadkin board and Yadkin Executive Committee representation. Yadkin improved its proposal such that five NewBridge directors would be appointed to a fifteen member board of the combined company and that an appropriate number of NewBridge directors would be appointed to the Yadkin Executive Committee so that the pro forma representation of the Yadkin board and the Yadkin Executive Committee would be as close as possible to equivalent. The NewBridge Executive Committee communicated to Yadkin that it was willing to present the revised letter of intent reflecting such enhanced pro forma Yadkin board and Yadkin Executive Committee representation to the NewBridge board with its favorable recommendation. Yadkin delivered an executed version of the revised letter of intent to NewBridge on September 15, 2015.

The Merger—Opinion of NewBridge’s Financial Advisor

The joint proxy statement/prospectus is hereby amended and supplemented by adding the following text on page 65 of the joint proxy statement/prospectus following the first full paragraph:

Contribution Analysis

Sandler O’Neill analyzed the relative standalone contribution of Yadkin and NewBridge to various pro forma balance sheet and income statement items and the pro forma market capitalization of the combined entity. This analysis did not include purchase accounting adjustments or cost savings or reflect any impact of the Yadkin special dividend. To perform this analysis, Sandler O’Neill used (i) balance sheet data for Yadkin and NewBridge as of June 30, 2015, (ii) estimated earnings data for Yadkin and NewBridge taken from consensus “street estimates” for Yadkin and NewBridge, and (iii) market price data as of October 9, 2015. The results of Sandler O’Neill’s analysis are set forth in the following table, which also compares the results of Sandler O’Neill’s analysis with the implied pro forma ownership percentages of Yadkin and NewBridge shareholders in the combined company based on the 0.50x exchange ratio in the merger:

Contribution Analysis:

	YDKN		NBBC

Net Loans	$2,986,035	59.9%	$1,997,989	40.1%
Total Assets	$4,327,052	60.9%	$2,778,685	39.1%
Allowance for Loan Losses	$8,358	28.2%	$21,314	71.8%
Tangible Common Equity	$380,879	62.7%	$226,224	37.3%
Total Equity	$548,116	68.2%	$255,617	31.8%
Nonperforming Assets	$41,572	82.4%	$8,855	17.6%
Core Deposits	$2,721,280	61.9%	$1,671,451	38.1%
Total Deposits	$3,243,094	61.9%	$1,994,810	38.1%
LTM Net Income	$35,161	64.8%	$19,135	35.2%
MRQ Net Income (Annualized)	$38,444	71.8%	$15,080	28.2%
2015Rejected Net Income ¹	$47,885	66.9%	$23,713	33.1%
2016 Rejected Net Income ¹	$53,411	65.9%	$27,642	34.1%
Market Capitalization	$717,006	67.4%	$346,221	32.6%
Number of Locations	71	62.3%	43	37.7%
(1)	Based on analyst consensus analyst estimates

The joint proxy statement/prospectus is hereby amended and supplemented by adding the following text after the first sentence of the last paragraph on page 59 of the joint proxy statement/prospectus:

The table below sets forth the individual metrics of each of the selected NewBridge peer public companies analyzed by Sandler O’Neill.

NewBridge Comparable Group Analysis:

	YDKN	BNCN	CFNL	FBNC	HTBI	FCBC	PSTB	COB	HMPR	WFBI	AMNB	NBBC	Peer Group Median	Peer Group Mean	Peer Group High	Peer Group Low
Total assets (in $millions)	4,327	4,279	3,765	3,212	2,783	2,492	2,444	2,293	1,991	1,524	1,524	2,779	2,492	2,785	4,327	1,524
Tangible common equity/Tangible assets (%)	9.16	7.66	9.65	8.24	12.62	9.97	9.99	11.39	10.16	7.87	9.98	8.23	9.97	9.70	12.62	7.66
Leverage ratio (%)	9.22	8.31	10.60	11.29	11.91	10.37	11.09	8.50	11.18	9.32	11.85	8.92	10.60	10.33	11.91	8.31
Total risk-based capital ratio (%)	10.41	9.27	10.45	14.97	15.92	15.33	14.12	11.85	13.12	10.38	15.76	12.00	14.37	14.21	17.03	11.30
LTM Return on average assets (%)	0.89	0.93	1.39	0.81	0.32	0.96	0.59	7.13	0.42	0.81	0.87	0.75	0.87	1.37	7.13	0.32
LTM Return on average equity (%)	6.73	9.93	12.25	6.63	2.12	7.11	5.06	82.69	4.25	8.77	6.73	8.09	6.73	13.84	82.69	2.12
LTM Net interest margin (%)	4.43	4.39	3.49	4.22	3.64	3.99	3.87	3.46	3.22	3.76	3.67	3.67	3.76	3.83	4.43	3.22
LTM Efficiency ratio (%)	59.4	57.9	56.3	67.0	75.3	66.2	73.2	86.9	87.0	62.3	59.9	65.9	66.2	68.3	87.0	56.3
Loan loss reserves/Gross loans (%)	0.28	0.93	0.93	1.33	1.32	1.21	0.51	1.24	1.74	0.90	1.30	1.06	1.21	1.06	1.74	0.28
Non-performing assets¹/Total assets (%)	0.96	1.48	0.03	2.68	1.93	1.49	0.72	2.34	4.10	0.69	0.47	0.32	1.48	1.54	4.10	0.03
Net charge-offs/Average loans (%)	0.12	(0.15)	0.01	0.81	0.17	0.07	0.08	0.07	0.11	0.03	0.06	0.12	0.07	0.13	0.81	(0.15)
Price/Tangible book value (%)	188	226	208	132	104	140	129	106	169	148	143	153	143	154	226	104
Price/LTM Earnings per share (x)	20.6	19.1	16.3	13.9	NM	13.9	21.4	NM	NM	15.4	16.2	17.7	16.2	17.1	21.4	13.9
Price/2015 Earnings per share² (x)	15.2	15.2	15.5	13.4	29.4	13.3	17.6	27.9	NA	NA	14.2	15.4	15.2	18.0	29.4	13.3
Price/2016 Earnings per share² (x)	13.5	12.8	15.9	12.1	25.4	12.9	16.0	22.0	NA	NA	13.5	12.7	13.5	16.0	25.4	12.1
Current Dividend Yield (%)	1.8	0.9	1.9	1.9	0.0	3.1	1.7	0.0	0.0	1.1	3.8	0.7	1.7	1.5	3.8	0.0
LTM Dividend Ratio (%)	9.1	17.1	30.1	25.8	0.0	41.1	33.3	0.0	0.0	16.7	61.3	9.0	17.1	21.3	61.3	0.0
Market value (in $millions)	717	851	750	341	359	332	317	278	341	194	211	346	341	426	851	194

The joint proxy statement/prospectus is hereby amended and supplemented by adding the following text after the first sentence of the last paragraph on page 60 of the joint proxy statement/prospectus:

The table below sets forth the individual metrics of each of the selected Yadkin peer public companies analyzed by Sandler O’Neill.

Yadkin Comparable Group Analysis:

	RNST	ABCB	SFBS	BNCN	CSFL	CFNL	CHCO	LION	STBZ	SBCF	FBNC	YDKN	Peer Group Median	Peer Group Mean	Peer Group High	Peer Group Low
Total assets (in $millions)	5,899	5,206	4,493	4,279	3,873	3,765	3,513	3,375	3,300	3,234	3,212	4,327	3,765	4,013	5,899	3,212
Tangible common equity/Tangible assets (%)	7.78	7.46	8.85	7.66	9.98	9.65	9.89	8.36	14.81	9.21	8.24	9.16%	8.85	9.26	14.81	7.46
Leverage ratio (%)	9.89	10.21	9.88	8.31	10.37	10.6	10.38	9.77	14.92	10.08	11.29	9.22	10.21	10.52	14.92	8.31
Total risk-based capital ratio (%)	13.55	12.63	12.05	11.75	15.68	11.3	15.7	13.71	20.28	14.81	16.23	10.41	13.71	14.34	20.28	11.3
LTM Return on average assets (%)	1.07	0.81	1.37	0.93	0.78	1.39	1.62	1.30	0.87	0.45	0.81	0.89	0.93	1.03	1.62	0.45
LTM Return on average equity (%)	8.64	8.04	13.59	9.93	6.60	12.25	14.02	14.79	5.36	4.36	6.63	6.73	8.64	9.47	14.79	4.36
LTM Net interest margin (%)	4.10	4.41	3.73	4.39	4.49	3.49	3.91	3.40	5.04	3.48	4.22	4.43	4.10	4.06	5.04	3.40
LTM Efficiency ratio (%)	61.6	62.3	38.7	57.9	66.5	56.3	53.7	69.7	59.1	72.9	67.0	59.4	61.6	60.5	72.9	38.7
Loan loss reserves/Gross loans (%)	1.01	0.61	1.03	0.93	0.91	0.93	0.78	0.81	1.40	0.96	1.33	0.28	0.93	0.97	1.40	0.61
Non-performing assets¹/Total assets (%)	1.27	1.79	0.55	1.48	1.04	0.03	1.30	1.59	0.61	1.51	2.68	0.96	1.30	1.26	2.68	0.03
Net charge-offs/Average loans (%)	0.16	0.28	0.15	(0.15)	0.06	0.01	0.33	(0.02)	0.01	(0.05)	0.81	0.12	0.06	0.15	0.81	(0.15)
Price/Tangible book value (%)	250	239	256	226	179	208	218	166	155	161	132	188	208	199	256	132
Price/LTM Earnings per share (x)	17.7	23.9	18.3	19.1	22.9	16.3	13.3	12.5	28.0	NM	13.9	20.6	18.0	18.6	28.0	12.5
Price/2015 Earnings per share² (x)	16.5	20.9	17.1	15.2	17.1	15.5	15.7	11.7	28.0	18.8	13.4	15.2	16.5	17.3	28.0	11.7
Price/2016 Earnings per share² (x)	14.3	12.0	14.8	12.8	14.6	15.9	14.7	13.4	16.9	15.8	12.1	13.5	14.6	14.3	16.9	12.0
Current Dividend Yield (%)	2.0	0.7	0.6	0.9	0.5	1.9	3.5	1.9	1.3	0.0	1.9	1.8	1.3	1.4	3.5	0.0
LTM Dividend Ratio (%)	35.1	16.9	10.7	17.1	9.2	30.1	45.4	22.6	29.3	0.0	25.8	9.1	22.6	22.0	45.4	0.0
Market value (in $millions)	1,385	907	1,018	851	678	750	745	475	751	492	341	717	750	763	1,385	341

The joint proxy statement/prospectus is hereby amended and supplemented by adding the following text after the first sentence of the last paragraph on page 60 of the joint proxy statement/prospectus:

The table below sets forth the individual metrics for each of the selected regional merger transactions analyzed by Sandler O’Neill.

Regional Precedent Transactions:

	VLY/ CNLB	UCBI/ PLMT	RNST/ HBOS	IBKC/ Old Florida	VLY/ FUBC	SFNC/ Community	OZRK/ Summit	YDKN/ VSB	HOMB/ Liberty	UBSH/ STEL	SCBT/ FFCH	UBSI/ VCBI	YDKN/ NBBC	Median	Mean	High	Low
Transaction price/LTM earnings per share (x)	22.2	25.1	24.6	22.5	36.1	11.9	15.8	53.1	12.7	19.9	12.0	21.0	22.6	21.6	23.1	53.1	11.9
Transaction price/Estimated earnings per share¹(x)	-	22.4	24.0	-	23.4	-	-	16.9	-	18.8	15.3	16.8	18.9	18.8	19.6	24.0	15.3
Transaction price/Tangible book value per share (%)	169	176	172	185	178	180	160	148	162	142	132	183	195	171	166	185	132
Core deposit premium² (%)	8.2	12.2	10.9	10.6	11.5	10.1	10.8	7.5	6.8	6.0	3.4	11.8	13.8	10.3	9.1	12.2	3.4
1-Day market premium (%)	72.1	(3.2)	27.1	-	18.5	-	-	5.2	-	20.3	9.5	15.2	27.6	16.8	20.6	72.1	(3.2)

1) Based on median analyst earnings per share estimates as reported by FactSet. Estimated EPS data was not publicly available for the Valley National Bancorp./ CNLBancshares Inc. transaction, the IBERIABANK Corp./ Old Florida Bancshares Inc. transaction, the Simmons First National Corp. / Community First Bancshares Inc transaction, the Bank of the Ozarks Inc./ Summit Bancorp Inc. transaction, and the Home BancShares Inc. / Liberty Bancshares Inc transaction.

2) Tangible book premium to core deposits calculated as (deal value – tangible equity) / (core deposits); core deposits defined as deposits, less time deposit accounts with balances over $100,000, foreign deposits and unclassified deposits.

The joint proxy statement/prospectus is hereby amended and supplemented by adding the following text after the first sentence of the last paragraph on page 60 of the joint proxy statement/prospectus:

The table below sets forth the individual metrics for each of the selected nationwide merger transactions analyzed by Sandler O’Neill.

Nationwide Precedent Transactions:

	FNB / METR	VLY / CNLB	UCBI / PLMT	WAL / BBNK	RNST / HBOS	WSBC / ESBF	IBKC /	Ford Financial / MCHB	BBT / BKYF	OZRK / IBCA
Transaction price/LTM earnings per share (x)	22.7	22.2	25.1	23.0	24.6	19.8	22.5	27.7	17.4	13.7
Transaction price/Estimated earnings per share¹(x)	19.6	-	22.4	19.4	24.0	-	-	-	18.4	-
Transaction price/Tangible book value per share (%)	172	169	176	222	172	207	185	164	216	111
Core deposit premium² (%)	--	8.2	12.2	15.6	10.9	18.3	10.6	7.8	13.6	2.8
1-Day market premium (%)	32.1	72.1	(3.2)	18.9	27.1	49.1	-	61.9	31.2	-

	TOWN / FRNK	SFNC /	VLY / FUBC	SFNC /	SBSI / OABC	OZRK /	YDKN / VSB	BXS /	CNBC / CNOB		YDKN/ NBBC	Median	Mean	High	Low
Transaction price/LTM earnings per share (x)	23.1	13.2	36.1	11.9	43.6	15.8	53.1	14.7	21.8		22.6	21.6	23.1	53.1	11.9
Transaction price/Estimated earnings per share¹(x)	23.6	-	23.4	-	32.5	-	16.9	-	17.3		18.9	18.8	19.6	24.0	15.3
Transaction price/Tangible book value per share (%)	111	212	178	180	147	160	148	212	179		195	171	166	185	132
Core deposit premium² (%)	--	13.4	11.5	10.1	15.7	10.8	7.5	14.5	14.7		13.8	10.3	9.1	12.2	3.4
1-Day market premium (%)	3.4	-	18.5	-	16.1	-	5.2	-	14.5		27.6	16.8	20.6	72.1	(3.2)

1) Based on median analyst earnings per share estimates as reported by FactSet. Estimated EPS data was not publicly available for the Valley National Bancorp./ CNLBancshares Inc. transaction, the WesBanco Inc./ ESB Financial Corp. transaction, the IBERIABANK Corp./ Old Florida Bancshares Inc. transaction, the Ford Financial Fund II L.P./ Mechanics Bank transaction, the Bank of the Ozarks Inc./ Intervest Bancshares Corp. transaction, the Simmons First National Corp. / Liberty Bancshares Inc. transaction, the Simmons First National Corp./ Community First Bancshares Inc transaction, the Bank of the Ozarks Inc./ Summit Bancorp Inc. transaction, and the BancorpSouth Inc. / Central Community Corp. transaction.

2) Tangible book premium to core deposits calculated as (deal value – tangible equity) / (core deposits); core deposits defined as deposits, less time deposit accounts with balances over $100,000, foreign deposits and unclassified deposits.

The joint proxy statement/prospectus is hereby amended and supplemented by replacing the first sentence under the heading “Pro Forma Merger Analysis” on page 65 of the joint proxy statement/prospectus with the following text:

Sandler O’Neill analyzed certain potential pro forma effects of the merger, based on the following assumptions: (i) the merger closes in the second calendar quarter of 2016; (ii) 100% of the outstanding shares of NewBridge common stock are converted into the stock consideration at the Exchange Ratio; (iii) all outstanding NewBridge stock options will convert into Yadkin options in accordance with the merger agreement; and (iv) the occurrence of the Yadkin special dividend estimated to be in the amount of $15,900,000 in the aggregate.

The joint proxy statement/prospectus is hereby amended and supplemented by replacing the first two sentences of the second paragraph under the heading “Sandler O’Neill’s Relationship” on page 65 of the joint proxy statement/prospectus with the following text:

In the two years preceding the date of its opinion, Sandler O’Neill provided certain other investment banking services to NewBridge. Most recently, Sandler O’Neill acted as financial advisor to NewBridge in connection with NewBridge’s acquisition of Premier Commercial Bank, which transaction closed on February 27, 2015, and Sandler O’Neill received advisory fees of $100,000 and $3,904 in expense reimbursements for such services. In the two years preceding the date of its opinion, Sandler O’Neill also acted as financial advisor to VantageSouth Bancshares, Inc. in connection with its merger with Yadkin Financial Corporation, which transaction closed on July 4, 2014, for which Sandler O’Neill received advisory fees of $1,564,119.

Cautionary Statement Regarding Forward-Looking Statements

Certain items in this Current Report on Form 8-K (including statements with respect to the proposed merger) may contain forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including Section 21E of the Securities Exchange Act of 1934 and Section 27A of the Securities Act of 1933.  Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially.  For the purposes of these discussions, any statements that are not statements of historical fact may be deemed to be forward looking statements.  Such statements are often characterized by the use of qualifying words such as "expects," "anticipates," "believes," "estimates," "plans," "projects," or other statements concerning opinions or judgments of NewBridge and its management about future events.  The accuracy of such forward looking statements could be affected by factors including, but not limited to: the ability to obtain regulatory approvals and meet other closing conditions to the proposed merger, including approval by Yadkin and NewBridge shareholders, on the expected terms and schedule; delay in closing the merger; difficulties and delays in integrating the Yadkin and NewBridge businesses or fully realizing cost savings and other benefits; business disruption following the proposed merger; changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; client borrowing, repayment, investment and deposit practices; client disintermediation; the introduction, withdrawal, success and timing of business initiatives; competitive conditions; the inability to realize cost savings or revenues or to implement integration plans and other consequences associated with mergers, acquisitions and divestitures; economic conditions; the reaction to the merger of the companies’ clients, employees and counterparties; and the impact, extent and timing of technological changes, capital management activities, and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms. These forward looking statements express management's current expectations, plans or forecasts of future events, results and condition, including financial and other estimates and expectations regarding recently completed or proposed acquisitions and the general business strategy of engaging in bank acquisitions. Additional factors that could cause actual results to differ materially from those anticipated by forward looking statements are discussed in NewBridge's filings with the Securities and Exchange Commission (“SEC”), including without limitation its annual report on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.  NewBridge undertakes no obligation to revise or update these statements following the date of this press release.

Additional Information About the Proposed Merger and Where to Find It

In connection with the proposed merger, Yadkin filed with the SEC a Registration Statement on Form S-4, as amended, which included a joint proxy statement of Yadkin and NewBridge and a prospectus of Yadkin, as well as other relevant documents concerning the proposed merger. Investors and shareholders are also urged to carefully review and consider each of Yadkin’s and NewBridge’s public filings with the SEC, including but not limited to their Annual Reports on Form 10-K, their proxy statements, their Current Reports on Form 8-K and their Quarterly Reports on Form 10-Q. NewBridge and Yadkin first mailed the joint proxy statement/prospectus to their respective shareholders on or about January 13, 2016. BEFORE MAKING ANY VOTING OR INVESTMENT DECISIONS, INVESTORS AND SHAREHOLDERS OF YADKIN AND NEWBRIDGE ARE URGED TO CAREFULLY READ THE ENTIRE REGISTRATION STATEMENT AND JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED MERGER AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Investors and shareholders may obtain a free copy of the proxy statement/prospectus and other filings containing information about Yadkin and NewBridge at the SEC’s website at www.sec.gov. The joint proxy statement/prospectus and the other filings may also be obtained free of charge at Yadkin’s website at www.yadkinbank.com, or at NewBridge’s website at www.newbridgebank.com. Copies of the joint proxy statement/prospectus can also be obtained, free of charge, by directing your request to:

Yadkin Financial Corporation 3600 Glenwood Avenue, Suite 300 Raleigh, North Carolina 27612 (919) 659-9000	NewBridge Bancorp 1501 Highwoods Boulevard, Suite 400 Greensboro, North Carolina 27410 (336) 369-0900

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 5, 2016	NEWBRIDGE BANCORP

	By:	/s/ Ramsey K. Hamadi
Ramey K. Hamadi, Senior Executive Vice President and Chief Financial Officer